SUPPLEMENT DATED DECEMBER 1, 2010
TO
PROSPECTUS DATED MAY 1, 2010
WEALTHQUEST III VARIABLE ANNUITY
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT
As American National Insurance Company will observe the 2011 New Year holiday by being closed for business on Friday, December 31, 2010, the sub-section entitled “Contract Transactions” on page 58 is amended to read as follows:
Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. American National Insurance Company is closed for business on Friday, November 26, 2010, Thursday and Friday, December 23 and 24, 2010, and December 31, 2010, in observation of the Thanksgiving, Christmas, and New Year holidays. On Valuation Dates American National Insurance Company is closed for business and the New York Stock Exchange is opened for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) are processed. All other transactions will be processed on the next Valuation Date that we are open for business.